                                                                   Exhibit 10.6
                                                                Loan No. 99-407

                             SUBORDINATION AGREEMENT


                  THIS SUBORDINATION AGREEMENT (this "Agreement") is made as of April 18, 2000, by and among the entities listed on Exhibit A hereto, each a Delaware corporation (collectively, "Borrowers"), BALANCED CARE CORPORATION, a Delaware corporation ("BCC"), the entities listed on Exhibit D hereto, each a Delaware corporation, which are direct or indirect subsidiaries of BCC and shareholders of one or more of the Borrower's (collectively "BCC Subs", and collectively with BCC, "Pledgor"), FRR Investments Limited, a Cayman Island corporation ("FRR"), IPC Advisors, S.a.r.l., a Luxembourg corporation ("IPC"), (FRR and IPC together with any successors or assigns in such capacity, are collectively referred to herein as the "Junior Lender"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation, (together with any successors or assigns in such capacity, "Senior Creditor").

                              W I T N E S S E T H:

                  WHEREAS, Borrowers have executed and delivered a Promissory Note A in the principal amount of Twenty Five Million Six Hundred Thousand and No/100 Dollars ($25,600,000.00) in favor of Senior Creditor (the "Senior Note A") and a Subordinated Promissory Note B in the principal amount of Six Million Four Hundred Thousand and No/100 Dollars ($6,400,000.00) in favor of Senior Creditor (the "Senior Note B"; Senior Note A and Senior Note B being referred to herein collectively as the "Senior Notes") (all amounts owed by Borrowers to the Senior Creditor under the Senior Notes, or otherwise under the Senior Security Documents (as defined below) being hereinafter referred to as the "Senior Debt");

                  WHEREAS, the Senior Debt is secured by, among other things, those certain mortgages and deeds of trust, each dated December 30, 1999 listed on Exhibit B hereto (collectively, the "Senior Mortgages"), covering certain real property as more particularly described on Exhibit C attached hereto and incorporated herein by reference (collectively, the "Properties");

                  WHEREAS, (i) FRR agreed to loan an amount not to exceed Seven Million and No/100 Dollars ($7,000,000.00) to BCC, which loan is evidenced by a Series One 1999 BCC Discount Note dated December 29, 1999 (the "Junior Note"), executed by BCC in favor of FRR and (ii) BCC has executed and delivered in favor of IPC that certain Indemnification, Defense, Hold Harmless and Reimbursement Agreement dated as of December 29, 1999 (the "Indemnification Agreement") (the indebtedness and other obligations of BCC to each Junior Lender under the Junior Note and Indemnification Agreement being hereinafter referred to as the "Junior Debt");

                  WHEREAS, the Junior Debt is secured by a Pledge Agreement pursuant to which Pledgor is pledging the capital stock of Borrowers (the "Stock") to Junior Lender as security for the Junior Debt (the "Pledge Agreement", and together with the Junior Note and Indemnification Agreement, the "Junior Loan Documents");

                  WHEREAS, Junior Lender has agreed to fully subordinate the Junior Debt and the Junior Loan Documents to the Senior Debt and Senior Security Documents;

                  WHEREAS, that certain Loan Agreement dated December 30, 1999 among Lender and Borrowers (the "Loan Agreement"), the Senior Mortgages, the Senior Notes and all other documents evidencing, securing or otherwise executed in connection with the Senior Notes or the Senior Debt (other than this Agreement) are referred to herein as the "Senior Security Documents"; and

                  WHEREAS, all capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Loan Agreement.

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the parties agree as follows:

                  1. The Junior Loan Documents and the Junior Debt and the liens, security interests and assignments created thereunder (including without limitation the Pledge Agreement and any liens created thereby) are and shall continue to be expressly subject and subordinate to (a) the liens, security interests and assignments created by the Senior Security Documents (regardless of the relative times and method of attachment or perfection thereof or the order of filing of financing statements, mortgages, deeds of trust, assignments or other security agreements or documents, or anything in the Junior Loan Documents or this Agreement to the contrary); (b) all the terms, covenants and conditions contained in the Senior Security Documents and any extensions, replacements, consolidation, modifications and supplements thereto, including without limitation any and all advances (whether or not obligatory), in whatever amounts and whenever made, with interest thereon, and to any expenses, charges and fees incurred thereby, including any and all advances, interest, expenses, charges and fees which may increase the indebtedness secured by the Senior Security Documents above the original principal amount thereof and any post-petition

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interest which accrues, or would have accrued but for such filing, after the commencement of any case under the Federal Bankruptcy Code, to the full extent of all of the foregoing; and (c) any amounts advanced or incurred, in the sole judgment of Senior Creditor whether or not in accordance with the Senior Security Documents, for the benefit of the Properties or for costs and expenses associated with the Senior Debt or otherwise. In foreclosing on the Senior Creditor's security interests and liens, Senior Creditor may proceed to foreclose on its security interests and liens in any manner which Senior Creditor, in its sole discretion, chooses, even though a higher price might have been realized if Senior Creditor had proceeded to foreclose on its security interests and liens in another manner. Notwithstanding the foregoing to the contrary, nothing in this Agreement shall be construed to prevent Junior Lender from receiving payment of the Junior Debt at any time from BCC.

                  2. (a)Until the Senior Debt has been satisfied in full, Junior Lender shall not be entitled to receive or retain any payment made by any of the Borrowers or any of the BCC Subs with respect to the Junior Debt or under the Junior Loan Documents. The BCC Subs and Borrowers agree that they shall not, directly or indirectly, make any payments (whether of principal, interest or otherwise) on account of the Junior Debt or redeem, purchase or otherwise acquire, directly or indirectly, any Junior Debt, and Junior Lender agrees that it will not accept any such payment (or, except with respect to payments from BCC, payment from any other source including, without limitation, proceeds of insurance or any condemnation award) or participate in any such redemption, purchase or other acquisition.

                  (b) Until the Senior Debt has been satisfied in full, Junior Lender agrees that it shall not exercise any remedies whatsoever with respect to the capital shares of any of the Borrowers or of any of the Pledgors, whether under the Junior Loan Documents or otherwise.

                  (c) Until the Senior Debt has been fully satisfied, Junior Lender shall not take, require or accept from any Borrower or any BCC Sub any security or collateral for the Junior Debt or any guaranty of the Junior Debt (except for pledges of shares by the BCC Subs and other security granted by the BCC Subs under the Pledge Agreement).

                  3. At all times during which the Senior Debt is outstanding, Junior Lender agrees that it shall not (i) vote for any plan of reorganization of Borrowers or Pledgor without the written consent of the Senior Creditor; (ii) commence or join

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with any other creditor or creditors of Borrowers or Pledgor in commencing any bankruptcy, reorganization or insolvency proceeding against Borrowers or Pledgor; (iii) object to any motion filed in any bankruptcy proceeding that rents from the Properties, or any of them, shall constitute cash collateral of the Senior Creditor; (iv) oppose any motion filed by the Senior Creditor to lift the automatic stay in a bankruptcy proceeding; or (v) take any action to appoint a receiver for Pledgor, Borrowers or any of the Properties.

                  4. Nothing contained in this Agreement is intended to or shall impair the obligations of Borrowers, which are absolute and unconditional, to pay to Senior Creditor the principal of, the prepayment premium, if any, and the interest on the Senior Debt as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of Senior Creditor and creditors of Borrowers or Pledgor, other than Junior Lender.

                  5. Should any payment on account of or any Stock as collateral for any part of the Junior Debt be paid to Junior Lender in violation of the terms of this Agreement, such payment or collateral shall be delivered forthwith to Senior Creditor by the recipient for application to the Senior Debt, in the form received. Senior Creditor is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held by Junior Lender in trust for Senior Creditor and shall not be commingled with other funds or property of Junior Lender.

                  6. Each of FRR and IPC represents that it has not transferred or assigned its rights under the Junior Note, in the case of FRR, and the Indemnification Agreement, in the case of IPC, and no part thereof has been subordinated in favor of anyone except Senior Creditor. Junior Lender may not sell, assign or transfer its collateral interest in the Stock without Senior Creditor's consent.

                  7. The rights in favor of Senior Creditor created hereunder are solely for its benefit and protection and for the benefit and protection of its participants, successors and assigns. Nothing herein contained shall impose on Senior Creditor any duties with respect to any property of Borrowers, Pledgor or the Junior Lender.

                  8. Senior Creditor is hereby authorized to demand specific performance of this Agreement, whether or not Borrowers or Pledgor shall have complied with the provisions hereof

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applicable to it, at any time when Junior Lender shall have failed to comply with any provision hereof applicable to it. Junior Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by Senior Creditor. Junior Lender consents that, without the necessity of any reservation of rights against Junior Lender, and without notice to or further assent by Junior Lender:

                  (a) any demand for payment of any Senior Debt may be rescinded in whole or in part, and any Senior Debt may continue;

                  (b) the Senior Debt, or the liability of Borrowers or any other party upon or for any part thereof, or any collateral security therefor or guaranty thereof or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, compromised, waived, surrendered or released;

                  (c) the Senior Notes and any other agreement or instrument evidencing the Senior Debt or governing the terms of the Senior Debt, and any collateral security documents or guaranties or documents signed in connection therewith, may be amended, modified, supplemented or terminated, in whole or in part, as Senior Creditor may deem advisable from time to time; and

                  (d) any collateral security at any time held by the Senior Creditor for the payment of any of the Senior Debt may be sold, waived, surrendered or released, and Senior Creditor may take any other action it deems desirable with respect to the collateral for the Senior Debt.

                  9. Junior Lender shall execute and deliver to the Senior Creditor such further instruments and shall take such further action as the Senior Creditor may reasonably request from time to time in order to carry out the provisions and intent of this Agreement or to enable Senior Creditor to exercise and enforce its rights and remedies hereunder.

                  10. Junior Lender and Senior Creditor agree to provide to each other estoppel certificates current to the date of such request within thirty
(30) business days of the request of the other party, but not more frequently than three times per year, which estoppel certificate shall provide that the Junior Loan or Senior Debt (as the case may be) is in full force and effect, that, to the affirming party's knowledge, no defaults have occurred and are continuing thereunder, and as to any other matters reasonably requested by the requesting party.

                  11. Junior Lender agrees that in the event of a casualty to one or more of the Properties or a condemnation or taking under a power of eminent domain of all or any portion of one or more of the Properties, or a threat of such a condemnation or taking, all adjustments of insurance claims, condemnation claims and settlements in anticipation of such a condemnation or taking shall be prosecuted, at Senior Creditor's election, by Senior Creditor or at Senior Creditor's direction pursuant to the terms and provisions of the Senior Security Documents, and all payments and settlements of insurance claims or condemnation awards or payments in anticipation of condemnation or a taking shall be paid to Senior Creditor or at Senior Creditor's direction for use and application pursuant to the terms and provisions of the Senior Security Documents. Junior Lender irrevocably assigns to Senior Creditor all of its interest, if any, in any such claims, settlements or awards and irrevocably grants to Senior Creditor authorization to execute any and all documents on Junior Lender's behalf necessary in connection with the prosecution or settlement of such claims, awards and payments.

                  12. The execution of this Agreement shall not create or be construed as creating a partnership, joint venture or other joint enterprise between the Senior Creditor and the Junior Lender, and shall not be construed as creating any special relationship between Senior Creditor and Junior Lender. Except as provided in Sections 5 and 15, nothing in this Agreement shall be construed to constitute the Senior Creditor or the Junior Lender as trustee or other fiduciary for the other or to impose on either of them any duty, responsibility or obligation other than those expressly provided for herein, including, without limitation, any duty of good faith and fair dealing. Each of the Senior Creditor and the Junior Lender has, independently and without reliance on the other and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and/or Pledgor, as applicable, and agrees that it will, independently and without reliance upon the other, and based on such documents and information as it shall deem appropriate at the time, continue to make its own independent analysis and decisions in taking or not taking action under this Agreement, the Senior Security Documents or the Junior Loan Documents, respectively.

                  13. In the event there exists a conflict between the terms and provisions of the Senior Security Documents, the Junior

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
Loan Documents and this Agreement, the terms and provisions of this Agreement will prevail. Senior Lender hereby consents to, and waives any default under the Senior Security Documents in connection with, the execution and delivery of the Junior Loan Documents, and the performance thereunder of the parties thereto, subject to the terms and conditions of this Agreement.

                  14. If Junior Lender shall acquire by subrogation or otherwise, any lien, estate, right, or other interest in the Properties which is or may be prior in right to the Senior Creditor, including, but not limited to, advances made by the Junior Lender for real estate taxes and assessments, such lien, estate, right or other interest shall be subordinate to the Senior Security Documents and Junior Lender shall not exercise any such subrogation or other rights until all amounts due under the Senior Security Documents are paid in full and all obligations thereunder are fully satisfied.

                  15. Upon any distribution of the assets of one or more of the Borrowers in connection with any dissolution, winding up, liquidation or reorganization of one or more of the Borrowers (whether in bankruptcy proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of a Borrower or otherwise), or the distribution of insurance proceeds or condemnation awards received with respect to one or more of the Properties in the event of a casualty or condemnation, Senior Creditor shall first be entitled to receive payment in full of all Senior Creditor claims which claims shall include, without limitation, the right to payment in full of the Senior Debt (the "Senior Claims") before Junior Lender shall be entitled to receive any payment from such proceeds in respect of the claims of the Junior Lender (the "Junior Claims"). Upon any such dissolution, winding up, liquidation or reorganization, any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, to which Senior Creditor is entitled shall be made directly to Senior Creditor by the liquidating trustee or agent or other persons making such payment or distribution (whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise) (a "Paying Party"). If the aggregate amount of such payments or distributions on the Senior Claims is insufficient to pay the Senior Claims in full, then Junior Lender hereby irrevocably authorizes the Paying Party to remit promptly to Senior Creditor, and Junior Lender hereby assigns to Senior Creditor, the lesser of the proceeds Junior Lender is entitled to receive by reason of any payment or distribution on the Junior Claims, or the difference between the aggregate amount of the Senior Claims and the proceeds Senior Creditor receives by reason of any payment on

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distribution on the Senior Claims. In furtherance of the foregoing, but not by way of limitation thereof, if one or more of the Borrowers are subject to any proceeding, with the result that such Borrower or Borrowers are excused from the obligation to pay all or part of the interest otherwise payable in respect of the Senior Claims during the period subsequent to the commencement of any such Proceedings, Junior Lender agrees that such interest (calculated at the rate of interest set forth in the Senior Security Documents) shall be payable out of payments or distributions made by the Paying Party in respect of the Junior Claims.

                  If any payment or distribution of assets of a Borrower of any kind or character (including any distribution of insurance proceeds or condemnation awards received with respect to the Property owned by such Borrower in the event of a casualty or condemnation), whether in cash, property or securities, and whether or not pursuant to any dissolution, winding up, liquidation or reorganization, not permitted by or in accordance with the provisions of this Agreement shall be received by Junior Lender in connection with the Junior Claims, such payment or distribution to Junior Lender shall be held in trust for the benefit of, and shall be paid over or delivered to, Senior Creditor, or to its representative, in precisely the form received (except for the endorsement or assignment of Junior Lender where necessary). In the event of any failure by Junior Lender to make any such endorsement or assignment, Senior Creditor is hereby irrevocably authorized to make same.

                  16. This Agreement shall be binding upon the parties hereto until all of the Senior Debt shall have been paid and fully satisfied.

                  17. Junior Lender agrees that: (a) Senior Creditor shall be entitled to manage and supervise the Senior Debt and its relationship to Borrowers and BCC as it deems appropriate under the circumstances; (b) Senior Creditor shall not have any responsibility to Junior Lender to advise it of information known to Senior Creditor regarding the financial condition of the Borrowers or Pledgor or of any circumstances bearing upon the risk of non-payment of the Senior Debt or any other indebtedness of Borrowers or Pledgor; and (c) Senior Creditor shall have the right at all times to determine the order in which any or all of the collateral for the Senior Debt shall be subjected to the remedies provided by the Senior Security Documents. In any event, Senior Creditor shall not have any liability to Junior Lender for, and Junior Lender hereby waives any claim which it may now or hereafter have against Senior Creditor arising out of any

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
amendment to, waiver or departure from, any term of the Senior Security Documents and any and all actions to which Senior Creditor, takes or omits to take with respect to Borrowers, Pledgor, the Senior Security Documents or any collateral (including, without limitation, (i) actions with respect to the taking, perfection or release of liens or security interests in any other collateral, (ii) actions with respect to the foreclosure upon sale of, release of or failure to realize upon, any collateral or to the collection of the Senior Debt or the valuation, use or protection of any collateral, and (iii) actions under any guaranty of the Senior Debt.)

                  18. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                 If to Senior Creditor:          Heller Healthcare Finance, Inc.
                                                 Loan No. 99-407
                                                 2 Wisconsin Circle
                                                 Suite 400
                                                 Chevy Chase, Maryland  20815
                                                 Attn:  Steven M. Curwin
                                                 Facsimile No.  (301) 664-9866

                 with a copy to:                 Heller Financial, Inc.
                                                 Real Estate Financial Services
                                                 Loan No. 99-407
                                                 500 West Monroe Street
                                                 Chicago, Illinois  6066
                                                 Attn:  Manager, Loan
                                                 Administration
                                                 Facsimile No.  (312) 441-7119

                 with a copy to:                 Heller Financial, Inc.
                                                 Real Estate Financial Services
                                                 Loan No. 99-407
                                                 500 West Monroe Street
                                                 Chicago, Illinois  6066
                                                 Attn:  Group General Counsel
                                                 Facsimile No.  (312) 441-7871


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        If to Junior Lender:            IPC Advisors, S.a.r.l.

                                        38-40 Rue Sainte Zithe
                                        Luxembourg L-2763
                                        Attn: J. B. Unsworth
                                        Facsimile No.:

                                        FRR Limited Investments
                                        Walter House
                                        Mary Street
                                        George Town, Grand Cayman
                                        Attn:  J. B. Unsworth
                                        Facsimile No.:

        with copies to:                 Goodman, Phillips & Vineberg
                                        250 Young Street, Suite 2400
                                        Toronto, Ontario M5B 2M6
                                        Attn:  Stephen Pincus, Esq.
                                        Facsimile No.:  (416) 979-1234

                                        Unsworth and Associates
                                        Herengracht 483, 1017 BT
                                        Amsterdam, Netherlands
                                        Attn: J. B. Unsworth
                                        Facsimile No.:

        If to Borrowers, BCC or the     Balanced Care Corporation
        BCC Subs:                       1215 Manor Drive
                                        Mechanicsburg, Pennsylvania  17055
                                        Attn:  Clint Fegan, Chief Financial
                                        Officer
                                        Telecopy:  (717) 796-6150

        with a copy to:                 Balanced Care Corporation
                                        1215 Manor Drive
                                        Mechanicsburg, Pennsylvania 17055
                                        Attn: Robin L. Barber, Esq.
                                        Telecopy: (717) 796-6294

        with a copy to:                 Kirkpatrick & Lockhart LLP
                                        1500 Oliver Building
                                        Pittsburgh, Pennsylvania 15222
                                        Attn: Steven J. Adelkoff, Esq.
                                        Telecopy: (412) 355-6501
or addressed as such party may from time to time designate by written notice to the other parties.

                  Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  For purposes of this Section, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in Chicago, Illinois, and a day which is not any of the first, second, seventh or eighth day of Passover, the first or second day of Shavuoth, the first or second day of Rosh Hashanah, Yom Kippur, the first or second day of Sukkoth, Shemini Azerth or Simchas Torah.

                  19. Time is of the essence with respect to the obligations contained herein.

                  20. The Agreement shall be binding upon BCC, BCC Subs, Borrowers, Senior Creditor, Junior Lender and their respective successors and assigns, and shall inure to the benefit of Senior Creditor and its successors and assigns. The term "Borrowers" as used herein shall also refer to the successors and assigns of Borrowers, including, without limitation, a receiver, trustee, custodian or debtor in possession.

                  21. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart signed by each of the parties hereto.

                  22. This Agreement and the rights and obligations of the parties hereunder shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of Illinois (without regard to conflicts of laws principles) and the applicable laws of the United States of America. PLEDGOR, BORROWERS AND JUNIOR LENDER HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREE THAT, SUBJECT TO SENIOR CREDITOR'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. PLEDGOR, BORROWERS AND JUNIOR LENDER EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. PLEDGOR, BORROWERS AND JUNIOR LENDER HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON PLEDGOR, BORROWERS AND JUNIOR LENDER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO PLEDGOR,

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BORROWERS AND JUNIOR LENDER, AT THE ADDRESSES SET FORTH IN THIS AGREEMENT AND
SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

                  23. Pledgor and Borrowers are executing this Agreement for the sole purpose of evidencing their consent to the terms hereof and the agreements made between Senior Creditor and Junior Lender evidenced hereby; however, neither Pledgor nor Borrowers shall be entitled to enforce any of the provisions of this Agreement, but nonetheless are permitted to rely on (i) the consent by Senior Creditor to the pledge to Junior Lender of the stock owned by Pledgor in Borrowers, (ii) the waiver of any default under any Senior Security Document as a result of entering into the Pledge Agreement and making the Junior Debt and
(iii) the Senior Creditor's assent to permit the repayment of the Junior Debt (subject to the terms of this Agreement). There are no third party beneficiaries to this Agreement.


                  {remainder of page intentionally left blank}




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
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                 JUNIOR LENDER:
                                 IPC Advisors, S.a.r.l.

                                 By:/s/J.B. Unsworth
                                 Name: J.B. Unsworth
                                 Title: Manager

                                 FRR Investment Limited

                                 By:/s/J.B. Unsworth
                                 Name: J.B. Unsworth
                                 Title: Director

                                 SENIOR CREDITOR:
                                 HELLER HEALTHCARE FINANCE, INC.,
                                 a Delaware corporation

                                 By:/s/Raymond J. Lewis
                                 Name: Raymond J. Lewis
                                 Title: Senior Vice President

                                 BCC:

                                 BALANCED CARE CORPORATION,
                                 a Delaware corporation

                                 By: /s/Robin L. Barber
                                 Name:  Robin L. Barber
                                 Title: Senior Vice President and
                                        Counsel; Assistant Secretary


                                BORROWERS:

                                BALANCED CARE REALTY AT STATE COLLEGE, INC., a Delaware corporation

                                By: /s/Robin L. Barber
                                Name: Robin L. Barber
                                Title:  Vice President and Secretary

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
                                BALANCED CARE REALTY AT ALTOONA, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name: Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY AT LEWISTOWN, INC., a Delaware corporation

                                By: /s/Robin L. Barber
                                Name: Robin L. Barber
                                Title:Vice President and Secretary

                                BALANCED CARE REALTY AT READING, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:Vice President and Secretary

                                BALANCED CARE REALTY AT BERWICK, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name: Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY AT PECKVILLE, INC., a Delaware corporation

                                By: /s/Robin L. Barber
                                Name: Robin L. Barber
                                Title: Vice President and Secretary


                                BALANCED CARE REALTY AT SCRANTON, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

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
                                BALANCED CARE REALTY AT MARTINSBURG, INC., a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY AT MAUMELLE, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY AT SHERWOOD, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY AT MOUNTAIN HOME, INC., a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY AT MANSFIELD, INC., a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BCC SUBS:

                                BALANCED CARE REALTY I, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY II, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY III, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY IV, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY V, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY VI, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY VII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY VIII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY IX, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY X, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XI, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XIII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XIV, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XV, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XVI, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XVII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XVIII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XIX, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XX, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXI, INC.,
                                a Delaware corporation
                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXII, INC.,
                                a Delaware corporation
                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXIII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXIV, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXV, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXVI, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXVII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXVIII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXIX, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXX, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXXI, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXXII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXXIII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXXIV, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXXV, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXXVI, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXXVII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXXVIII, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                BALANCED CARE REALTY XXXIX, INC.,
                                a Delaware corporation

                                By: /s/Robin L. Barber
                                Name:  Robin L. Barber
                                Title:  Vice President and Secretary

                                    EXHIBIT A

                                    Borrowers


1.       Balanced Care Realty at State College, Inc.
2.       Balanced Care Realty at Altoona, Inc.
3.       Balanced Care Realty at Lewistown, Inc.
4.       Balanced Care Realty at Reading, Inc.
5.       Balanced Care Realty at Berwick, Inc.
6.       Balanced Care Realty at Peckville, Inc.
7.       Balanced Care Realty at Scranton, Inc.
8.       Balanced Care Realty at Martinsburg, Inc.
9.       Balanced Care Realty at Maumelle, Inc.
10.      Balanced Care Realty at Sherwood, Inc.
11.      Balanced Care Realty at Mountain Home, Inc.
12.      Balanced Care Realty at Mansfield, Inc.

                                    EXHIBIT B

                                Senior Mortgages


1. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at State College, Inc. in favor of Senior Creditor

2. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Altoona, Inc. in favor of Senior Creditor

3. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Lewistown, Inc. in favor of Senior Creditor

4. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Reading, Inc. in favor of Senior Creditor

5. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Berwick, Inc. in favor of Senior Creditor

6. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Peckville, Inc. in favor of Senior Creditor

7. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Scranton, Inc. in favor of Senior Creditor

8. Credit Line Deed of Trust, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Martinsburg, Inc. in favor of Senior Creditor

9. Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Maumelle, Inc. in favor of Senior Creditor

10. Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Sherwood, Inc. in favor of Senior Creditor

11. Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Mountain Home, Inc. in favor of Senior Creditor

12. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Mansfield, Inc. in favor of Senior Creditor

                                    EXHIBIT C

                                   Properties


Borrower                                            Property

Balanced Care Realty                     1901 Circleville Road (Lot 2R,
  at State College, Inc.                   Valley Vista Drive),
                                         State College, PA 16803
                                         Fergusun Township, Centre County

Balanced Care Realty                     170 Red Fox Drive,
  at Altoona, Inc.                       Duncansville, PA 16635
                                         Allegheny Township, Blair County

Balanced Care Realty                     55 Carriage House Lane,
  at Lewistown, Inc.                     Reedsville, PA 17084
                                         Mifflin County

Balanced Care Realty                     9 Colin Court,
  at Reading, Inc.                       Reading, PA 19606
                                         Exeter Township, Berks County

Balanced Care Realty                     2050 West Front Street (State
  at Berwick, Inc.                         Route 11),
                                         Berwick, PA 18603
                                         Columbia County

Balanced Care Realty                     Sturges Road,
  at Peckville, Inc.                     Peckville, PA 18452
                                         Mid Valley, Lackawanna County

Balanced Care Realty                     815-819 Jeffersona Avenue,
  at Scranton, Inc.                      Scranton, PA 18503
                                         Lackawanna County

Balanced Care Realty                     Gloucester Parkway,
  at Martinsburg, Inc.                   Martinsburg District, WV 25401
                                         Berkeley County

Balanced Care Realty                     100 Bringler Drive,
  at Maumelle, Inc.                      Maumelle, AR 72113
                                         Pulaski County

Balanced Care Realty                     9880 Brockingham Road,
  at Sherwood, Inc.                      Sherwood, AR 72120
                                         Pulaski County

Balanced Care Realty                        715 West 6th Street,
  at Mountain Home, Inc.                    Mountain Home, AR 72653
                                            Baxter County

Balanced Care Realty                        2010 Walker Lake Road,
  at Mansfield, Inc.                        Mansfield, OH 44906
                                            Ontario Village, Richland County

                                    EXHIBIT D

                                    BCC Subs



1.       Balanced Care Realty I, Inc.
2.       Balanced Care Realty II, Inc.
3.       Balanced Care Realty III, Inc.
4.       Balanced Care Realty IV, Inc.
5.       Balanced Care Realty V, Inc.
6.       Balanced Care Realty VI, Inc.
7.       Balanced Care Realty VII, Inc.
8.       Balanced Care Realty VIII, Inc.
9.       Balanced Care Realty IX, Inc.
10.      Balanced Care Realty X, Inc.
11.      Balanced Care Realty XI, Inc.
12.      Balanced Care Realty XII, Inc.
13.      Balanced Care Realty XIII, Inc.
14.      Balanced Care Realty XIV, Inc.
15.      Balanced Care Realty XV, Inc.
16.      Balanced Care Realty XVI, Inc.
17.      Balanced Care Realty XVII, Inc.
18.      Balanced Care Realty XVIII, Inc.
19.      Balanced Care Realty XIX, Inc.
20.      Balanced Care Realty XX, Inc.
21.      Balanced Care Realty XXI, Inc.
22.      Balanced Care Realty XXII, Inc.
23.      Balanced Care Realty XXIII, Inc.
24.      Balanced Care Realty XXIV, Inc.
25.      Balanced Care Realty XXV, Inc.
26.      Balanced Care Realty XXVI, Inc.
27.      Balanced Care Realty XXVII, Inc.
28.      Balanced Care Realty XXVIII, Inc.
29.      Balanced Care Realty XXIX, Inc.
30.      Balanced Care Realty XXX, Inc.
31.      Balanced Care Realty XXXI, Inc.
32.      Balanced Care Realty XXXII, Inc.
33.      Balanced Care Realty XXXIII, Inc.
34.      Balanced Care Realty XXXIV, Inc.
35.      Balanced Care Realty XXXV, Inc.
36.      Balanced Care Realty XXXVI, Inc.
37.      Balanced Care Realty XXXVII, Inc.
38.      Balanced Care Realty XXXVIII, Inc.
39.      Balanced Care Realty XXXIX, Inc.